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                                                                    EXHIBIT 3.13

                                State of Delaware
                        Office of the Secretary of state

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT "MINERAL RESOURCE TECHNOLOGIES, L.L.C." IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE NOT HAVING BEEN CANCELLED OR REVOKED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND IS DULY AUTHORIZED TO TRANSACT BUSINESS.

     THE FOLLOWING DOCUMENTS HAVE BEEN FILED: CERTIFICATE OF LIMITED LIABILITY COMPANY, FILED THE TWENTY-FIRST DAY OF NOVEMBER, A.D. 1995, AT 9 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.

     AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL TAXES HAVE BEEN PAID TO
DATE.


/S/ Edward J. Freel
--------------------
Edward J. Freel, Secretary of State

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                                State of Delaware
                        Office of the Secretary of state

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED LIABILITY COMPANY OF "MINERAL RESOURCE TECHNOLOGIES, L.L.C.," FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF NOVEMBER, A.D. 1995, AT 9 O'CLOCK A.M.


/S/ Edward J. Freel
--------------------
Edward J. Freel, Secretary of State

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                            CERTIFICATE OF FORMATION
                                       OF
                      MINERAL RESOURCE TECHNOLOGIES, L.L.C.

     This Certificate of Formation of Mineral Resource Technologies, L.L.C. (the "L.L.C.") is being duly executed and filed by MRT Management Corp., an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act.

     FIRST: The name of the limited liability company formed hereby is Mineral Resource Technologies, L.L.C.

     SECOND: The address of the registered office of the L.L.C. in the State of Delaware is 32 Lockerman Square, Suite L-100, Dover, Delaware 19904. The L.L.C.'s registered agent for service of process at that address is The Prentice-Hall Corporation System, Inc.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate of Formation to be duly executed as of November 21, 1995.


MRT MANAGEMENT CORP.


By:  /s/ Nathan Bistricer
     ---------------------
Vice President